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Investor Relations
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National Instruments Reports Q1 2016 Revenue of $287 Million

Weakness Seen in Industrial Economy and Wireless Supply Chain

Q1 2016 Highlights

●	Revenue of $287 million, down 1 percent year over year in U.S. dollar terms with core revenue up 3 percent year-over-year
●	GAAP gross margin of 73.5 percent
●	Non-GAAP gross margin of 74.8 percent
●	Fully diluted GAAP EPS of $0.07 and fully diluted non-GAAP EPS of $0.16
●	EBITDA of $32 million or $0.25 per share
●	Cash and short-term investments of $329 million as of March 31, 2016

AUSTIN, Texas – April 28, 2016 – National Instruments (Nasdaq: NATI) today announced Q1 2016 revenue of $287 million, down 1 percent year-over-year in U.S. dollar terms with core revenue up 3.4 percent year over year.  The company’s definition of core revenue is GAAP revenue excluding the impact of NI’s largest customer and the impact of foreign currency exchange. A reconciliation of GAAP revenue to core revenue is included with this news release.

In Q1 2016, NI received $6 million in orders from its largest customer compared with $3 million in orders from this customer in Q1 2015. Excluding NI’s largest customer, the company’s total order growth was down 1 percent for the quarter with orders under $20,000 down 2 percent year-over-year; orders between $20,000 and $100,000 up 2 percent year-over-year; and orders above $100,000 down 2 percent year-over-year.

“While it is clear that the industrial economy, especially in the U.S., experienced a slowdown in Q1, we believe the diversity of our business and the solid execution of our sales force allowed us to continue to gain market share,” said James Truchard, NI president, co-founder and CEO. “Going forward, we plan to be very disciplined in managing our expenses while working to ensure that our highly differentiated platform and broad ecosystem continue to help engineers and scientists address their test, measurement and control needs.”

GAAP net income for Q1 was $9 million, with fully diluted earnings per share (EPS) of $0.07, and non-GAAP net income was $20 million, with non-GAAP fully diluted EPS of $0.16. EBITDA, or Earnings Before Interest, Taxes, Depreciation and Amortization, was $32 million, or $0.25 per share in the first quarter.

In Q1, GAAP gross margin was 73.5 percent and non-GAAP gross margin was 74.8 percent. Total GAAP operating expenses were $197 million, up 2 percent year-over-year. Total non-GAAP operating expenses were $190 million, up 2 percent year-over-year. GAAP operating margin was 5 percent in Q1, with GAAP operating income of $14 million. Non-GAAP operating margin was 9 percent in Q1, with non-GAAP operating income of $25 million.

“In light of the uncertain outlook for the industrial economy, we plan to leverage the strategic investments we have already made while managing expenses carefully,” said Alex Davern, NI COO and CFO. “Looking forward we will be focused on driving operating leverage while gaining market share through our differentiated platform.”

Geographic revenue in U.S. dollar terms for Q1 2016 compared with Q1 2015 was down 6 percent in the Americas and down 3 percent in EMEIA. Revenue growth in APAC was strong at approximately 11 percent year over year. In constant currency terms, revenue was down 5 percent in the Americas, up 6 percent in EMEIA and up 18 percent in APAC. Historical revenue from these three regions can be found on NI’s investor website at www. ni.com/nati.

As of March 31, 2016, NI had $329 million in cash and short-term investments. During the quarter, NI paid $26 million in dividends and used $4.6 million to repurchase 171,000 shares of NI’s common stock at an average price of $27.18 per share. The NI Board of Directors approved a quarterly dividend of $0.20 per share payable on June 6, 2016, to stockholders of record on May 16, 2016.

The company’s non-GAAP results exclude the impact of stock-based compensation, amortization of acquisition-related intangibles, acquisition-related transaction costs, taxes levied on the transfer of acquired intellectual property, foreign exchange loss on acquisitions, and restructuring charges. Reconciliations of the company’s GAAP and non-GAAP results are included as part of this news release.

Guidance for Q2 2016

NI currently expects Q2 revenue to be in the range of $287 million to $323 million. Based on current exchange rates the company expects that the impact of the strengthening of the U.S. dollar will reduce the company’s year-over-year dollar revenue growth rate by approximately 300 basis points in Q2 and approximately 200 basis points in each of Q3 and Q4. The company currently expects that GAAP fully diluted EPS will be in the range of $0.08 to $0.24 for Q2, with non-GAAP fully diluted EPS expected to be in the range of $0.16 to $0.32.

Non-GAAP Presentation

In addition to disclosing results determined in accordance with GAAP, NI discloses certain non-GAAP operating results and non-GAAP information that exclude certain charges. In this news release, the company has presented its gross profit, gross margin, operating expenses, operating income, operating margin, income before income taxes, provision for income taxes, net income and basic and fully diluted EPS for the three-month periods ending March 31, 2016 and 2015, on a GAAP and non-GAAP basis. NI is also providing guidance on its non-GAAP fully diluted EPS.

When presenting non-GAAP information, the company includes a reconciliation of the non-GAAP results to the GAAP results. Management believes that including the non-GAAP results assists investors in assessing the company’s operational performance and its performance relative to its competitors. The company presents these non-GAAP results as a complement to results provided in accordance with GAAP, and these results should not be regarded as a substitute for GAAP. Management uses these non-GAAP measures to manage and assess the profitability and performance of its business and does not consider stock-based compensation expense, amortization of acquisition-related intangibles, acquisition-related transaction costs, taxes levied on the transfer of acquired intellectual property, foreign exchange loss on acquisitions, and restructuring charges. Specifically, management uses non-GAAP measures to plan and forecast future periods; to establish operational goals; to compare with its business plan and individual operating budgets; to measure management performance for the purposes of executive compensation, including payments to be made under bonus plans; to assist the public in measuring the company’s performance relative to the company’s long-term public performance goals; to allocate resources; and, relative to the company’s historical financial performance, to enable comparability between periods. Management also considers such non-GAAP results to be an important supplemental measure of its performance.

This news release discloses the company's EBITDA and EBITDA diluted EPS for the three- month periods ending March 31, 2016 and 2015. The company believes that including the EBITDA results assists investors in assessing the company's operational performance relative to its competitors. A reconciliation of EBITDA and EBITDA diluted EPS to GAAP net income and GAAP diluted EPS is included with this news release. This news release also discloses the company's core revenue for the three- month period ending March 31, 2016.  The company believes that including its core revenue assists investors in assessing the company’s operational performance. A reconciliation of GAAP revenue to core revenue is included with this news release.

Conference Call Information and Availability of Presentation Materials

Interested parties can listen to the Q1 2016 earnings conference call with NI management today, April 28 at 4:00 p.m. CT at ni.com/call. Replay information is available by calling (855) 212-2361, confirmation code 76767338 shortly after the call through May 1, at 11:00 p.m. CT, or by visiting the company’s website at www.ni.com/call. Presentation materials referred to on the conference call can also be found at ni.com/nati.

Forward-Looking Statements

This release contains “forward-looking statements” including statements regarding our belief that the diversity of our business and the solid execution of our sales force allowed us to continue to gain market share, our plan to be very disciplined in managing our expenses, while working to ensure that our highly differentiated platform and broad ecosystem continues to help engineers and scientists address their test, measurement and control needs, our plan to leverage the strategic investments we have already made, while managing expenses carefully, being focused on driving operating leverage while gaining market share through our differentiated platform, our guidance for Q2 revenue, that the company expects that the impact of the strengthening of the U.S dollar will reduce the company’s year-over-year dollar revenue growth rate by approximately 300 basis points in Q2 and approximately 200 basis points in each of Q3 and Q4, our guidance for Q2 GAAP fully diluted EPS and non-GAAP fully diluted EPS. These statements are subject to a number of risks and uncertainties, including the risk of adverse changes or fluctuations in the global economy, foreign exchange fluctuations, component shortages, delays in the release of new products, fluctuations in demand for NI products including orders from NI’s largest customer, the company’s ability to effectively manage its operating expenses, manufacturing inefficiencies and the level of capacity utilization, the impact of any recent or future acquisitions by NI, expense overruns, adverse effects of price changes or effective tax rates. Actual results may differ materially from the expected results.

The company directs readers to its Form 10-K for the year ended Dec. 31, 2015; and the other documents it files with the SEC for other risks associated with the company’s future performance.

About NI

Since 1976, NI (www.ni.com) has made it possible for engineers and scientists to solve the world’s greatest engineering challenges with powerful, flexible technology solutions that accelerate productivity and drive rapid innovation. Customers from a wide variety of industries – from healthcare to automotive and from consumer electronics to particle physics – use NI’s integrated hardware and software platform to improve the world we live in. (NATI-F)

National Instruments, NI and ni.com are trademarks of National Instruments. Other product and company names listed are trademarks or trade names of their respective companies.

National Instruments
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	March 31,	December 31,
	2016	2015

Assets
Current assets:
Cash and cash equivalents	265,400	251,129
Short-term investments	63,208	81,789
Accounts receivable, net	207,308	216,244
Inventories, net	192,054	185,197
Prepaid expenses and other current assets	65,523	65,381

Total current assets	793,493	799,740

Property and equipment, net	256,961	257,853
Goodwill	262,900	257,718
Intangible assets, net	110,100	108,196
Other long-term assets	32,826	30,349
Total assets	1,456,280	1,453,856

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	54,347	50,970
Accrued compensation	26,546	27,956
Deferred revenue - current	116,656	112,283
Accrued expenses and other liabilities	26,272	11,756
Other taxes payable	31,264	37,250
Total current liabilities	255,085	240,215

Long-term debt	25,000	37,000
Deferred income taxes	39,353	44,673
Liability for uncertain tax positions	12,283	11,974
Deferred revenue - long-term	27,359	27,708
Other long-term liabilities	8,738	10,565
	367,818	372,135
Total liabilities

Stockholders' equity:
Preferred stock	-	-
Common stock	1,277	1,275
Additional paid-in capital	730,970	717,705
Retained earnings	380,896	400,831
Accumulated other comprehensive income (loss)	(24,681)	(38,090)

Total stockholders' equity	1,088,462	1,081,721

Total liabilities and stockholders' equity	1,456,280	1,453,856

National Instruments
Condensed Consolidated Statements of Income
(in thousands, except per share data, unaudited)
	Three Months Ended
	March 31,
	2016	2015

Net sales:
Product	$259,434	$261,574
Software maintenance	27,743	27,939
Total net sales	287,177	289,513

Cost of sales:
Product	74,209	74,881
Software maintenance	1,937	1,455
Total cost of sales	76,146	76,336
Gross profit	211,031	213,177

	73.5%	73.6%
Operating expenses:
Sales and marketing	113,207	109,553
Research and development	59,340	60,520
General and administrative	24,640	22,971
Total operating expenses	197,187	193,044

Operating income	13,844	20,133

Other income (expense):
Interest income	253	353
Net foreign exchange loss	574	(1,674)
Other (expense) income, net	(2,406)	628

Income before income taxes	12,265	19,440

Provision for income taxes	2,967	4,436

Net income	$9,298	$15,004

Basic earnings per share	$0.07	$0.12

Diluted earnings per share	$0.07	$0.12

Weighted average shares outstanding -
basic	127,595	128,040
diluted	128,103	128,676

Dividends declared per share	$0.20	$0.19

National Instruments Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Three Months Ended March 31,

	2016	2015

Cash flow from operating activities:
Net income	$9,298	15,004
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	19,432	17,924
Stock-based compensation	6,748	6,391
Tax expense/(benefit) expense from deferred income taxes	(6,915)	(2,238)
Tax benefit from stock option plans	(7)	(16)
Net change in operating assets and liabilities	20,062	(10,654)
Net cash provided by operating activities	48,618	26,411

Cash flow from investing activities:
Capital expenditures	(9,267)	(10,263)
Capitalization of internally developed software	(8,003)	(2,222)
Additions to other intangibles	(363)	(399)
Acquisitions, net of cash received	(549)	(24,523)
Purchases of short-term investments	(5,008)	(22,332)
Sales and maturities of short-term investments	23,589	15,774
Net cash used by investing activities	399	(43,965)

Cash flow from financing activities:
Principal payments on revolving line of credit	(12,000)	-
Proceeds from issuance of common stock	7,445	7,402
Repurchase of common stock	(4,642)	-
Dividends paid	(25,556)	(24,346)
Tax benefit from stock option plans	7	16
Net cash used by financing activities	(34,746)	(16,928)

Net change in cash and cash equivalents	14,271	(34,482)
Cash and cash equivalents at beginning of period	251,129	274,030
Cash and cash equivalents at end of period	$265,400	239,548

Detail of GAAP charges related to stock-based compensation, amortization of acquisition intangibles, acquisition related transaction costs, restructuring charges, foreign exchange loss on acquisitions and taxes levied on the transfer of acquired intellectual property (unaudited)

	Three Months Ended
	March 31,

	2016	2015

Stock-based compensation
Cost of sales	$548	$456
Sales and marketing	2,937	2,643
Research and development	2,349	2,461
General and administrative	908	831
Provision for income taxes	(2,093)	(1,566)
Total	$4,649	$4,825

Amortization of acquisition intangibles
Cost of sales	$3,042	$2,575
Sales and marketing	819	438
Research and development	261	344
Other income, net	-	154
Provision for income taxes	221	(1,162)

Total	$4,343	$2,349

Acquisition transaction costs, restructuring charges, and other
Cost of sales	$106	$573
Sales and marketing	57	-
Research and development	258	-
General and administrative	30	201
Foreign exchange loss on acquisition	94	-
Taxes levied on transfer of acquired intellectual property	2,474	-
Provision for income taxes	(1,041)	(249)

Total	$1,978	$525

Reconciliation of Gross Profit to Non-GAAP Gross Profit

	Three Months Ended
	March 31,

	2016	2015

Gross profit, as reported	$211,031	$213,177
Stock-based compensation	548	456
Amortization of acquisition intangibles	3,042	2,575
Acquisition transaction costs, restructuring charges and other	106	573
Non-GAAP gross profit	$214,727	$216,781
Non-GAAP gross margin	75%	75%

Reconciliation of Operating Expenses to Non-GAAP Operating Expenses

	Three Months Ended
	March 31,

	2016	2015

Operating expenses, as reported	$197,187	$193,044
Stock-based compensation	(6,194)	(5,935)
Amortization of acquisition intangibles	(1,080)	(782)
Acquisition transaction costs, restructuring charges and other	(345)	(201)
Non-GAAP operating expenses	$189,568	$186,126

Reconciliation of Operating Income to Non-GAAP Operating Income

	Three Months Ended
	March 31,

	2016	2015

Operating income, as reported	$13,844	$20,133
Stock-based compensation	6,742	6,391
Amortization of acquisition intangibles	4,122	3,357
Acquisition transaction costs, restructuring charges and other	451	774
Non-GAAP operating income	$25,159	$30,655

Non-GAAP operating margin	9%	11%

Reconciliation of Income before income taxes to Non-GAAP Income before income taxes

	Three Months Ended
	March 31,

	2016	2015

Income before income taxes, as reported	$12,265	$19,440
Stock-based compensation	6,742	6,391
Amortization of acquisition intangibles	4,122	3,511
Acquisition transaction costs, restructuring charges and other	3,019	774
Non-GAAP income before income taxes	$26,148	$30,116

Reconciliation of Provision for income taxes to Non-GAAP Provision for income taxes

	Three Months Ended
	March 31,

	2016	2015

Provision for income taxes, as reported	$2,967	$4,436
Stock-based compensation	2,093	1,566
Amortization of acquisition intangibles	(221)	1,162
Acquisition transaction costs, restructuring charges and other	1,041	249

Non-GAAP provision for income taxes	$5,880	$7,413

Reconciliation of GAAP Net Income, Basic EPS and Diluted EPS to Non-GAAP Net Income, Non-GAAP Basic EPS and Non-GAAP Diluted EPS (unaudited)

	Three Months Ended
	March 31,
	2016	2015

Net income, as reported	$9,298	$15,004
Adjustments to reconcile net income to non-GAAP net income:
Stock-based compensation, net of tax effect	4,649	4,825
Amortization of acquisition intangibles, net of tax effect	4,343	2,349
Acquisition transaction costs, restructuring charges and other, net of tax effect	1,978	525
Non-GAAP net income	$20,268	$22,703

Basic EPS, as reported	$0.07 .	$0.12
Adjustment to reconcile basic EPS to non-GAAP basis EPS:
Impact of stock-based compensation, net of tax effect	0.04	0.04
Impact of amortization of acquisition intangibles, net of tax effect	0.03	0.02
Impact of acquisition transaction costs, restructuring charges and other, net of tax effect	0.02	-
Non-GAAP basic EPS	$0.16	$0.18

Diluted EPS, as reported	$0.07	$0.12
Adjustment to reconcile diluted EPS to non-GAAP diluted EPS:
Impact of stock-based compensation, net of tax effect	0.04	0.04
Impact of amortization of acquisition intangibles, net of tax effect	0.03	0.02
Impact of acquisition transaction costs, restructuring charges and other, net of tax effect	0.02	-
Non-GAAP diluted EPS	$0.16	$0.18

Weighted average shares outstanding -
Basic	127,595	128,040
Diluted	128,103	128,676

National Instruments Reconciliation of Net Income and Diluted EPS to EBITDA and EBITDA Diluted EPS (in thousands, except per share data, unaudited)

	Three Months Ended
	March 31,
	2016	2015

Net income, as reported	$9,298	$15,004
Adjustments to reconcile net income to EBITDA:
Interest income, net of interest expense	(62)	(353)
Tax expense	2,967	4,436
Depreciation and amortization	19,432	17,924
EBITDA	$31,635	$37,011

Diluted EPS, as reported	$0.07	$0.12
Adjustment to reconcile diluted EPS to EBITDA
Interest income, net of interest expense	-	-
Taxes	0.03	0.03
Depreciation and amortization	0.15	0.14
EBITDA diluted EPS	$0.25	$0.29

Weighted average shares outstanding - Diluted	128,103	128,676

Reconciliation of GAAP to Non-GAAP EPS Guidance
(unaudited)
	Three Months Ended
	June 30, 2016

	Low	High
GAAP Fully Diluted EPS, guidance	$0.08	$0.24
Adjustment to reconcile diluted EPS to non-GAAP diluted EPS:

Impact of stock-based compensation, net of tax effect	0.04	0.04
Impact of amortization of acquisition intangibles, net of tax effect	0.04	0.04
Non-GAAP diluted EPS, guidance	$0.16	$0.32

National Instruments
Reconciliation of GAAP Revenue to Core Revenue
(unaudited)

Three Months Ended
March 31,
2016

YoY GAAP revenue growth, as reported	$(0.8)%
Effect of excluding our current largest customer	(1.4)%
YoY GAAP revenue growth, excluding our largest customer	(2.2)%

Effect of excluding the impact of foreign currency exchange	5.6%
YoY Core revenue growth	$3.4%